Patterson-UTI Energy, Inc. Piper Sandler & Co. Meetings with Investors August 14-16, 2023

Cautionary Statement Regarding Forward-Looking Statements This presentation and any oral statements made in connection with this presentation include forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI Energy, Inc.’s (“Patterson-UTI”) current beliefs, expectations or intentions regarding future events. Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements. The statements in this presentation and any oral statements made in connection with this presentation that are not historical statements, including statements regarding Patterson-UTI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. The statements include, without limitation, projections as to the anticipated benefits of the acquisition of Ulterra Drilling Technologies, L.P. (“Ulterra”) and the proposed merger of Patterson-UTI and NexTier Oilfield Solutions Inc. (“NexTier”), the impact of the transactions on Patterson-UTI’s future financial and operating results, and synergies from the transactions, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Patterson-UTI’s control. These factors and risks include, but are not limited to, adverse oil and natural gas industry conditions; global economic conditions, including inflationary pressures and risks of economic downturns or recessions in the United States and elsewhere; volatility in customer spending and in oil and natural gas prices that could adversely affect demand for Patterson-UTI’s services and their associated effect on rates; excess availability of land drilling rigs, pressure pumping and directional drilling equipment, including as a result of reactivation, improvement or construction; competition and demand for Patterson-UTI’s services; the impact of the ongoing conflict in Ukraine; strength and financial resources of competitors; utilization, margins and planned capital expenditures; liabilities from operational risks for which Patterson-UTI does not have and receive full indemnification or insurance; operating hazards attendant to the oil and natural gas business; failure by customers to pay or satisfy their contractual obligations (particularly with respect to fixed-term contracts); the ability to realize backlog; specialization of methods, equipment and services and new technologies, including the ability to develop and obtain satisfactory returns from new technology; the ability to retain management and field personnel; loss of key customers; shortages, delays in delivery, and interruptions in supply, of equipment and materials; cybersecurity events; synergies, costs and financial and operating impacts of acquisitions and the NexTier proposed merger; difficulty in building and deploying new equipment; governmental regulation; climate legislation, regulation and other related risks; environmental, social and governance practices, including the perception thereof; environmental risks and ability to satisfy future environmental costs; technology-related disputes; legal proceedings and actions by governmental or other regulatory agencies; the ability to effectively identify and enter new markets; public health crises, pandemics and epidemics; weather; operating costs; expansion and development trends of the oil and natural gas industry; ability to obtain insurance coverage on commercially reasonable terms; financial flexibility; interest rate volatility; adverse credit and equity market conditions; availability of capital and the ability to repay indebtedness when due; our return of capital to stockholders; stock price volatility; and compliance with covenants under Patterson-UTI’s debt agreements; and other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Patterson-UTI’s, NexTier’s and Ulterra’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transactions; the risk associated with Patterson-UTI’s and NexTier’s ability to obtain the approval of the proposed merger by their shareholders required to consummate the proposed merger and the timing of the closing of the proposed merger, including the risk that the conditions to the proposed merger are not satisfied on a timely basis or at all and the failure of the proposed merger to close for any other reason; unanticipated difficulties or expenditures relating to the transactions; the response of shareholders, business partners and retention as a result of the announcement and completion of the transactions; and the diversion of management time on transaction related issues.   Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s SEC filings, which are available through the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov, or Patterson-UTI’s website at http://www.patenergy.com. Patterson-UTI undertakes no obligation to publicly update or revise any forward-looking statement.   Important Information for Stockholders   In connection with the proposed merger of Patterson-UTI and NexTier, Patterson-UTI has filed, and the SEC declared effective on July 31, 2023, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of Patterson-UTI and NexTier and a prospectus of Patterson-UTI (the “Joint Proxy Statement/Prospectus”). Patterson-UTI and NexTier commenced the mailing of the Joint Proxy Statement/Prospectus to Patterson-UTI’s stockholders and NexTier’s stockholders on or about August 1, 2023. Each of Patterson-UTI and NexTier also may file other relevant documents with the SEC regarding the proposed merger. No offering of securities shall be made, except by means of the Joint Proxy Statement/Prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders are able to obtain free copies of these documents and other documents containing important information about Patterson-UTI and NexTier once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI are available free of charge on Patterson-UTI’s website at http://www.patenergy.com or by contacting Patterson-UTI’s Investor Relations Department by phone at (281) 765-7170. Copies of the documents filed with the SEC by NexTier are available free of charge on NexTier’s website at https://nextierofs.com or by contacting NexTier’s Investor Relations Department by phone at (346) 242-0519.   No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Patterson-UTI Energy The addition of NexTier Oilfield Solutions and Ulterra Drilling Technologies advances our strategy to enhance our positions in both drilling and completions, areas where Patterson-UTI has a strong 45-year history of operations and innovation.

A leading provider of drilling and completions services in the U.S. Strong cash generation Focused on shareholder returns A leading revenue generator in North America >$7 billion of combined enterprise value Increased stock trading liquidity $2.0 billion of combined 1H23 annualized Adjusted EBITDA $200 million of annual synergies expected within 18 months Committed to returning 50% of free cash flow to shareholders through dividends and share repurchases* Returned more than $1.2 billion to shareholders in the last 10+ years Patterson-UTI - The Combined Company * For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company's Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company's debt agreements and other factors.

A New Industry Leader with Significant Size Source: Company filings and Bloomberg. Data as of August 8, 2023. Note: $ in billions. * Implied enterprise value for Patterson-UTI on a combined basis using implied purchase price of Ulterra. *

NAM Revenue Generation Among the Industry Leaders Source: Company filings. Note: $ in billions. Data as of June 30, 2023, represents 1H23 annualized revenue.

Strong Cash Flow Generation Combination of Patterson-UTI, NexTier, and Ulterra expected to be accretive to earnings per share and free cash flow in 2024 $200 million of annual synergies expected within 18 months $2.0 billion of combined 1H23 annualized Adjusted EBITDA

Focused on Shareholder Returns PTEN has returned more than $1.2 billion to shareholders in the last 10+ years

Leading Provider of Contract Drilling Services

172 super-spec drilling rigs in the U.S. of which 120 are Tier-1, super-spec rigs having the capabilities most in demand by customers to drill complex wells

Super-spec rigs are **the necessary platform** through which efficiency enhancing technologies such as advanced automation and remote operations are delivered

Patterson-UTI is a leading provider of drilling rigs capable of using alternative power sources including:

- Dual fuel capable drilling rigs
- 100% natural gas capable drilling rigs
- High-line power
- EcoCell™ lithium battery hybrid power management system



- A super-spec rig is defined as at least a 1,500 horsepower, AC-powered rig that has at least a 750,000-pound hookload, a 7,500-psi circulating system, and is pad-capable.
- A Tier-1, super-spec rig is defined as a super-spec rig that also has a third mud pump and raised drawworks that allow for more clearance underneath the rig floor.

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A Leader in U.S. Land Completions Services Combined company will be the second largest pressure pumping company in the U.S., owning 3.3 million horsepower Nearly 2/3 of the combined company’s fleet will be dual-fuel capable, reducing fuel costs and lowering emissions and making the combined company the largest operator of natural gas powered frac fleets Wellsite integration offers opportunities to improve profitability in a capital efficient manner: Power Solutions natural gas fueling business Proppant last mile logistics and wellsite storage Wireline and pumpdown Reservoir Engineering

Integrated Wireline Plug & Perforation

Spare Wireline Capacity Has Potential to Add Profitability with Minimal Incremental Capital

Pumping Hour Comparison

2022 Results, NexTier Frac with Integrated P&P vs. 3rd Party


18%
Increase in Daily Frac Operating Efficiency[1]
Integrated w/ NexTier Wireline
vs. w/ Non-NEX Wireline Crew
Pump-Hrs per Day
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22

The Winning P&P Formula…

- Digitally connected through NexHub™ for **seamless data integration**
- Single-point operations management with **incentives aligned to win**
- Maximum daily completions efficiency that **Lowers Cost per BOE**

Source: [1]NexTier 2022 Regional Case Study

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Proppant Logistics and Storage

NexMile™ Scalability Offers Further Upside Through Integration

Truckloads per Well

Estimated for a 12,500 ton well



w/ Lowest Carbon Footprint
581
510
463
Box System
Traditional Pneumatic
NexMile's Scorpion System

Maximum Payload = Fewest Trucks

27 Tons per load means up to 30% fewer truck trips to location

Logistics NPT per Fleet

NexMile Logistics vs. 3rd Party Logistics



Hours per Month
0
5
10
15
20
25
30
35
Avg. 3rd Party Logistics NPT
NexMile Logistics NPT
75% less NPT with NexMile™ Logistics
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22

Digital Integration = Highest Efficiency

Automation-enabled logistics are optimized from mine to well

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Power Solutions consistently increases natural gas consumption The Power Solutions Bottom Line… Every 10% of increased diesel displacement reduces fuel costs by more than $1.5M annually per fleet 3rd Party Provider 3rd Party could not blend with CNG Power Solutions Natural Gas Fueling Elevating the Value of Natural Gas-Powered Frac Fleets Diesel Displacement Comparison Long-Term Trial Results with NexTier Integrated Permian Client Less diesel consumption results in a lower emissions profile

NexHub™ Equipment Health Management Drives higher equipment performance at lower operating costs +110% Engine Lifecycle +125% Power End Lifecycle +65% Transmission Lifecycle Annual CapEx reduced by $1.5M annually, per fleet NexHub Implementation

Ulterra's Global Expansion

Competes in major drilling regions with dedicated sales teams and repair facilities supporting customers in over 30 countries

- Ulterra international revenue outside of NAM represents a significant growth opportunity
- Improving Saudi Arabia competitive position with increased Saudization targets (achieved 70% in 2023) and new state-of-the-art manufacturing facility at King Salman Energy Park ("SPARK") slated to open in 2025

2022A Revenue by GeoMarket



24%
International
76%
North American Market

2017A-2022A Revenue CAGR in Key Markets



8%
10%
NAM
MENA



Manufacturing & Sales
Sales Office
Active Markets
CANADA
• Manufacturing
• Repair
• Inspection
UNITED STATES
• Full Manufacturing
• Repair & Assembly
• Inspection
COLOMBIA
• Repair
• Inspection
SAUDI ARABIA
• Full Manufacturing (2025)
• Repair & Assembly
• Inspection
OMAN
• Repair
• Inspection
ARGENTINA
• Repair
• Inspection

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PDC Drill Bit Overview



Polycrystalline Diamond Compact (PDC) Drill Bits

Represent ~90% of the bits used in the U.S. oil & gas industry

Drill bits drive drilling speed (ROP), duration (footage drilled) and tool face control (staying in the pay zone), resulting in material increases to drilling efficiency and the overall profitability of a well

U.S. land operators consume approximately 5 bits per well
Used bits are repaired and refurbished for the next customer

Drill Bit Market Characteristics

- Performance is critical
- Track record of success builds strong customer relationships
- Highly technical products requiring patented technology and significant subject-matter experts



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Comprehensive PDC Drill Bit Offering

Ulterra innovates and introduces key drill bit technologies that solve customer problems

Ulterra designs, manufactures, sells and rents matrix and steel-bodied PDC drill bits. Bits are typically rented, except in select international markets where they are sold. Capability to manufacture both bit body types is necessary to be a meaningful player.

PDC = ~90% of Total Drill Bit Market [1]

Matrix PDC Drill Bits[2]

- Superior abrasion and corrosion resistance
- Used in the most demanding applications
- ~47% of Ulterra PDC revenue globally
- Average 4.9 runs/bit

Steel PDC Drill Bits

- Stronger steel body permits more hydraulically aggressive designs
- Provides maximum design flexibility
- ~53% of Ulterra PDC revenue globally
- Average 7.5 runs/bit



CounterForce®

Lateral Vibration

2013



Split Blade®

Cuttings Evacuation

2018



RipSaw®

Transitional Drilling

2019



WaveCut®

Mechanical Efficiency

2022

(1) Oil and gas drill bit market only. Source: Company provided information
(2) Matrix is tungsten carbide

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Ulterra: Mission-Critical Technology Delivering Significant Value Ulterra’s bits represent a small fraction of well costs but deliver substantial value through higher ROP Bits represent <1% of well cost Sub-optimal bit selection results in excess cost and operator rig time Ulterra captures value for improving performance with its run-based revenue model Bit demand leveraged to (i) well count and (ii) well complexity Not leveraged to capital equipment cycle Drill Bits are Mission-Critical Ulterra vs. Competitors ROP – 12.25” (Rate of Penetration ft/hr) Total Cost $7 - $9 Million Total Well Cost 99% 1% Other Well Cost Drill Bit Cost Ulterra Competitors 180 160 140 120 100 2018 2019 2020 2021 2022 2023

Advanced Manufacturing & Repair Capabilities Source: Management records 1 Estimated sq. ft. upon completion of new facility estimated to be online by 2025 with full manufacturing capabilities Leduc, Alberta (40,800 sq. ft.) Saudi Arabia (80,000 sq. ft.) 1 Fort Worth, Texas (114,000 sq. ft.) Global Manufacturing & Repair Facilities Global Repair Facilities Colombia Argentina Oman Rapid prototyping at scale All product engineering is in-house Ability to redesign or field test new materials to meet specific customer needs Extensive tracking and reporting of each bit body and cutter technology with just-in-time inventory for parts Lean inventory ensures that the latest technologies are rapidly deployed to the field Distributed repair facilities enable drill bits to be refurbished and returned to the field rapidly, resulting in lean inventory, supporting strong thru-cycle margins and global expansion New build of any existing design within 10 days Repair and redeploy drill bits in as little as 48 hours New designs engineered in as little as a week

Data Driven Designs Improve Drilling Efficiency

"Working with **Ulterra allows you to push the limitations of every run,** evaluate the performance, and make adjustments to continue to take your performance to the next level. From the engineering team, the distribution at the field level, the communication and transparency, and the ability to make improvements to your program is unrivaled." – Drilling Manager

"**Ulterra has the best bits I've run.** Top-end ROP along with good tracking and steerability. They have great engineering support to quickly advance bit designs to keep increasing performance." – West Texas Drilling Manager

E&P operators require a **partner** that can **keep pace** with their **rapid innovation cycle**

- Constantly pushing the limits of drilling parameters (more weight-on-bit, higher flow-rates and extended laterals)

Ulterra's **large scale, de-centralized engineering** teams drive **rapid innovation** and **customization**

- Enabled by a variety of **proprietary software** tools that help analyze drilling data and product performance
- Proprietary database houses ~80% of all bit runs on U.S. land [1]
- Routinely design and manufacture **new products in under a month**
- Driving gains in **speed** (rate-of-penetration) and **durability** (footage), yielding significant **cost savings** for E&P operators

Rapid deployment of incremental design improvements create a **demonstrable** & **sustainable competitive advantage**



Outperformance - Delaware Basin
☑ Same Pad
☑ Same Interval
8,250
204
8,047
186
ULTERRA
Competitor
Footage Drilled
ROP (ft / hr)

Source: Management records
[1] Based on Enverus data and management bit records from 2019-2022.
Graph above shows actual performance of an Ulterra drill bit vs. competition drill bit on the same pad.

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Complementary Data Platforms

PTEN+

Patterson-UTI's portal for the real-time collection, aggregation, analysis and visualization of data from drilling rigs and frac spreads

- Connects rigs and frac spreads through a digital interface to PTEN engineers and customers
- Allows for custom performance applications and advanced algorithms when combined on drilling rigs with PTEN's CORTEX® KEY edge server
- Advanced algorithmic monitoring of PTEN's drilling rig fleet with near real time alerts using the REX® system

NexHub® Digital Center

NexTier's NextHub Digital Center is a cutting-edge platform that enables highly efficient field operations and enhances corporate returns

- Equipment health management: Predictive analytics to lower maintenance spend and extend asset life
- Digital Engineering: 24/7 technical support reduces downtime and drives consistency of service delivery
- Power Solutions: Maximize fuel cost savings through remote control of CNG equipment and fuel delivery
- Logistics Control Tower: Optimize truck movements for all of the U.S. land

BitHub™

Ulterra's proprietary database of bit runs that houses ~80% of all bit runs on U.S. land

- Engineers analyze data to compare bit design specifics relative to downhole performance (rate of penetration) and repairs and maintenance damage data
- Data drives rapid product innovation and bit performance – constantly pushing the limits of drilling parameters for more weight-on-bit, higher flow-rates and extended laterals
- Data drives supply chain, inventory and financial performance

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Ulterra's Attractive Organic Growth Channels to New Markets

Downhole Tools


TORKBUSTER TD

TorkBusterTD®

Engineered in-house

Uniquely placed in the Bottom Hole Assembly ("BHA") to provide **maximum protection** of the mud motor or rotary steerable, Measurement-While-Drilling tool ("MWD"), and drill bit

Reduces drilling dysfunction by mitigating shock & vibration in the BHA→ **improving drilling efficiency**

Leveraging close, long-tenured **relationships** with E&P Operators to **field test** tools

Focused on the Haynesville and Northeast
- Demonstrated gains in drilling efficiency with the operator

Planned introduction to Permian Basin in Q1'24

Geothermal





U616M

Active discussions for several **utility-scale geothermal** opportunities in 2H'23
- Wells consume **more drill bits** than a commensurate **oil & gas interval**

Drilled multiple geothermal wells in North America
- Participated in drilling of the Utah FORGE *(DOE funded research center for geothermal)* test well in Q4'20 with strong results

Mining


SOFTDRIVE

SoftDrive®



RPS616

Dedicated sales team targeting **US & Australian copper & lithium** mining opportunities

Actively engaged in **US lithium mining**
- Purpose-built tools designed to increase drilling efficiency in harder rock formations
    - Significant cross-over from oil & gas drill bit designs
    - SoftDrive® performs a similar function as TorkBusterTD®

Source: Ulterra management records

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